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                                                                    Exhibit 10-7




                                    AGREEMENT

         This Agreement dated as of October 31, 2000 (the "Agreement"), among Lexington Precision Corporation, a Delaware corporation (the "LPC"), Lexington Rubber Group, Inc., a Delaware corporation formerly known as Lexington Components, Inc. ("LRG"; LPC and LRG are referred to individually as "Borrower" and collectively as the "Borrowers"), and Bank One, NA (formerly known as Bank One, Akron, NA) ("Lender").

         WHEREAS, Lender and each of the Borrowers have entered into a certain Credit Facility and Security Agreement dated as of January 31, 1997, including Rider A thereto, as amended, modified, and supplemented, and certain mortgages, security agreements, deeds of trust and other documents, instruments, and agreements in connection therewith, and the Borrowers have executed certain promissory notes in connection therewith (all of the foregoing, as amended, modified, and supplemented, being referred to collectively as the "Loan Documents").

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. WAIVER. Subject to paragraph 2 hereof, the Lender hereby waives, until February 1, 2001, any Default or Event of Default under any of the Loan Documents resulting solely from the failure of LPC to pay any principal or interest due on February 1, 2000, May 1, 2000, August 1, 2000, or November 1, 2000, in respect of (a) LPC's 14% Junior Subordinated Notes due November 1, 2000, (b) LPC's Junior Subordinated Convertible Increasing Rate Notes due May 1, 2000, and/or (c) LPC's 12 3/4% Senior Subordinated Notes due February 1, 2000 (the indebtedness referred to in clauses (a), (b) and (c) is referred to herein as the "Other Indebtedness").

         2. RESCISSION OF WAIVERS. The foregoing waivers shall be automatically rescinded, without notice to LPC or LRG, in the event that the holder of any Other Indebtedness or trustee in respect thereof seeks to accelerate the maturity of any such Other Indebtedness or to enforce or exercise any remedies in respect thereto.

         3. EFFECTIVE DATE.

            This Agreement shall be deemed effective as of October 31, 2000.

         4. REPRESENTATIONS AND WARRANTIES. Each of the parties represents and warrants that: (a) the execution, delivery, and performance of this Agreement have been duly authorized by all requisite action on its part; and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid, and binding agreement, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditors' rights generally or by general equitable principles.

         5. NO OTHER AMENDMENTS.

            Except as set forth herein, all terms and provisions of the Loan Documents among Lender, LPC and LRG shall remain in full force and effect. Except as expressly set forth herein, no other or further amendment, waiver or consent is implied by, and LPC and LRG shall not be entitled to,


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any other or further amendment, waiver or consent by virtue of the provisions of this Agreement. In addition, without limiting the foregoing, the waivers of Lender set forth herein do not constitute an agreement to, and LPC and LRG acknowledge that Lender may decline to, grant any other or further waivers with respect to the subject matter hereof or any other matters regardless of whether or not there occurs any change in facts or circumstances relating to LPC and/or LRG

         6. GENERAL PROVISIONS.

            (a) DEFINED TERMS. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Loan Documents.

            (b) COUNTERPARTS. This Agreement may be executed by the parties in any number of counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement may be signed by facsimile transmission of the relevant signature pages hereof.

            (c) GOVERNING LAW. This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

            (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

            (e) HEADINGS. The paragraph headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.








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         IN WITNESS WHEREOF, each Borrower and Lender have caused this Agreement to be duly executed and delivered as of the date first written above.

                                                LEXINGTON PRECISION CORPORATION



                                                By:       Warren Delano
                                                   ----------------------------
                                                Name:     Warren Delano
                                                     --------------------------
                                                Title:    President
                                                     ---------------------------




                                                LEXINGTON RUBBER GROUP, INC.



                                                By:       Warren Delano
                                                   -----------------------------
                                                Name:     Warren Delano
                                                     ---------------------------
                                                Title:    President
                                                      --------------------------






                                                BANK ONE, NA



                                                By:       Joseph E. Manley
                                                   -----------------------------
                                                Name:     Joseph E. Manley
                                                     ---------------------------
                                                Title:    Vice President
                                                      --------------------------




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